                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         BOSTON LIFE SCIENCES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         BOSTON LIFE SCIENCES, INC
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          BOSTON LIFE SCIENCES, INC.
                         31 NEWBURY STREET, SUITE 300
                          BOSTON, MASSACHUSETTS 02116
                                (617) 425-0200


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 28, 1999

TO ALL HOLDERS OF SHARES OF COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED
STOCK:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Meeting") of BOSTON LIFE SCIENCES, INC. (the "Company") will be held at The Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts 02116 on June 28, 1999 at 10:00 a.m. for the following purposes:

1. To consider and act upon a proposal to elect seven directors for a term ending at the next Annual Meeting and until each such director's successor is duly elected and qualified.

2. To approve an amendment (the "Certificate Amendment") to increase to 30,000,000 the number of shares of Common Stock authorized for issuance under the Company's Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on March 29, 1996, as amended (the "Current Certificate"), an increase of 5,000,000 shares.

3. To approve an amendment (the "1998 Plan Amendment") to the Company's 1998 Omnibus Stock Option Plan to increase to 1,000,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 500,000 shares.

4. To approve an amendment (the "1990 Plan Amendment") to the Company's Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan to increase to 600,000 the number of shares issuable upon the exercise of options granted thereunder, an increase of 150,000 shares;

5. To consider and take action upon such other business as may properly come before the Meeting or any postponements or adjournments thereof.

     Management presently knows of no other business to be presented at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment in such matters.

     The Board of Directors has fixed April 29, 1999 as the record date for the Meeting. Only those stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at least ten days prior to the Meeting at the principal executive offices of the Company listed above.

     Directors will be elected by a plurality of the votes cast by holders of Common Stock and Series A Convertible Preferred Stock (voting together with the Common Stock as a single class on an as converted basis and represented in person or by proxy at the meeting). The affirmative vote of a majority of the outstanding shares of Common Stock and Series A Convertible Preferred Stock (on an as converted basis) voting together as a class is required to approve the Certificate Amendment. The affirmative vote of holders of a majority of the shares of Common Stock and Series A Convertible Preferred Stock

(voting together with the Common Stock as a single class on an as converted basis) present in person or by proxy and entitled to vote is required to approve the other proposals.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting. To ensure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience.

     If you do attend the Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies which are returned properly signed but unmarked will be voted in favor of each proposal.

                                    By Order of the Board of Directors,



                                    Joseph P. Hernon
May  15, 1999                       Secretary

Boston, Massachusetts

                            YOUR VOTE IS IMPORTANT.

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                          BOSTON LIFE SCIENCES, INC.
                         31 Newbury Street, Suite 300
                          Boston, Massachusetts 02116
                          Telephone:  (617) 425-0200
                           Telecopy:  (617) 425-0996


                                PROXY STATEMENT


                              GENERAL INFORMATION


         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Boston Life Sciences, Inc. (the "Company") of proxies to be voted at its Annual Meeting of Stockholders and at any adjournments thereof (the "Meeting"), which is scheduled to be held on June 28, 1999, 10:00 a.m. at The Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying notice of meeting. It is expected that this proxy statement, the foregoing notice and the enclosed proxy card are first being mailed to stockholders entitled to vote on or about May 15, 1999. Sending a signed proxy, or completing the proxy telephonically or via the internet, will not affect a stockholder's right to attend the Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised, delivering a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

         When your proxy card is returned properly signed, or you complete the proxy telephonically or via the internet, the shares represented will be voted in accordance with your directions. The Board knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the notice of the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. In the absence of instructions, the shares represented at the Meeting by the enclosed proxy will be voted "FOR" the seven nominees of the Board in the election of directors; "FOR" the approval of the amendment (the "Certificate Amendment") to increase to 30,000,000 the number of shares of Common Stock authorized for issuance under the Company's Amended and Restated Certificate of Incorporation dated March 29, 1996, as amended (the "Current Certificate"), an increase of 5,000,000 shares; "FOR" the amendment (the "1998 Plan Amendment") of the 1998 Omnibus Stock Option Plan (the "1998 Plan") to increase to 1,000,000 the amount of shares of Common Stock of the Company authorized for issuance under the 1998 Plan , an increase of 500,000 shares; and "FOR" the amendment (the "1990 Plan Amendment") of the Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan (the "1990 Plan") to increase to 600,000 the amount of shares of Common Stock of the Company authorized for issuance under the 1990 Plan , an increase of 150,000 shares.


                            SOLICITATION OF PROXIES

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telecopy by officers or other regular employees of the Company, without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company's common stock, $.01 par value per share (the "Common Stock") and Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock") who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of Common Stock and Series A Preferred Stock they hold of record, upon request of such record holders.

                               VOTING SECURITIES

         Holders of record of the Company's Common Stock and Series A Preferred Stock as of the close of business on April 29, 1999 (the "Record Date"), will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, there were 14,393,233 shares of Common Stock and 12,054 shares of Series A Preferred Stock outstanding. On an as converted basis, the Series A Preferred Stock is entitled to cast votes equivalent to 211,400 shares of Common Stock. Accordingly, there are a total of 14,604,633 shares entitled to vote. The holders of the Company's Common Stock and Series A Preferred Stock may vote on all matters presented to the Meeting and will vote together as a class. Each outstanding share of Common Stock entitles the holder to one vote. Each outstanding share of Series A Preferred Stock (on an as converted basis as described above) entitles the holder to the number of votes equal to the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock as of the Record Date. Each share of Series A Preferred Stock is convertible into approximately 17.5 shares of Common Stock.

         VOTE REQUIRED FOR ELECTION OF DIRECTORS, APPROVAL OF THE CERTIFICATE AMENDMENT, APPROVAL OF THE 1998 PLAN AMENDMENT AND APPROVAL OF THE 1990 PLAN AMENDMENT.

         The presence, in person or by proxy, of the holders of at least a majority of the outstanding Common Stock and Series A Preferred Stock (on an as converted basis) entitled to vote is necessary to constitute a quorum for the taking of any action at the Meeting.

         At the Meeting, seven directors will be elected. Directors will be elected by a plurality of the votes cast by holders of the Common Stock and Series A Preferred Stock (on an as converted basis), voting together as a class, represented in person or by proxy at the Meeting. Votes withheld with respect to the election of directors will be counted for the purpose of determining whether a quorum is present at the Meeting but will not be considered as votes cast and will have no effect on the result of the vote for directors.

         Approval of the Certificate Amendment will require the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock (on an as converted basis) voting together as a single class.

         Approval of the 1998 Plan Amendment and the 1990 Plan Amendment, and approval of any other proposals will require the affirmative vote of a majority of the Common Stock and Series A Preferred Stock (on an as converted basis), voting together as a class, represented in person or by proxy, and entitled to vote at the Meeting. The Company is not aware of any matter, other than as referred to in this proxy statement, to be presented at the Meeting.

         Abstentions with respect to all proposals will be counted for the purpose of determining whether a quorum is present at the Meeting and as votes cast, and will have the effect of a no vote.

         Broker non-votes with respect to all proposals will be counted in determining the presence of a quorum. Broker non-votes with respect to the approval of the Certificate Amendment will have the effect of a no vote. Broker non-votes with respect to the other proposals will not be considered as present and entitled to vote, and thus will have no effect on the results of any such vote.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

MANAGEMENT

         As of April 15, 1999 the following directors, named executive officers and directors and executive officers as a group, beneficially own (as defined in regulations issued by the Securities and Exchange Commission (the "SEC")) the amounts of the Company's outstanding Common Stock set forth below. No executive officer or director owns any Preferred Stock.

         Name of                                                    Amount and Nature of         Percent
         Beneficial Owner                                           Beneficial Ownership(1)     of Class(2)
         ---------------                                            -----------------------     -----------
         Colin B. Bier, Ph.D.                                             42,692                      *
         Director (3)

         Edson D. de Castro                                              105,076                      *
         Director (3)

         Adrian M. Gerber                                                 25,000                      *


         Name of                                                    Amount and Nature of         Percent
         Beneficial Owner                                           Beneficial Ownership(1)     of Class(2)
         ---------------                                            -----------------------     -----------
         Director (3) (8)

         Joseph P. Hernon                                                                             *
         Chief Financial Officer and                                      128,583
         Secretary (3)

         S. David Hillson, Esq.
         Chairman of the Board,                                           582,905                   3.95%
         President and Chief
         Executive Officer (4)

         Marc E. Lanser, M.D.
         Director, Executive Vice President and Chief                     475,092                   3.25%
         Scientific Officer (5)

         Ira W. Lieberman, Ph.D.                                           58,740                     *
         Director (6)

         E. Christopher Palmer, CPA                                        63,740                     *
         Director (6)

         All directors and executive officers as a group                1,481,828                  10.14%
         (8 persons) (7)

-------------------

*    Represents less than 1% of the outstanding shares.

(1) Except as otherwise specified in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock owned. The information in the table was furnished by the owners listed.

(2) The amounts of shares owned and the percentages in this table are based on the number of shares of Common Stock outstanding as of April 15, 1999 or issuable upon the exercise of options which are exercisable or which will become exercisable within 60 days of April 15, 1999.

(3)      Consists of shares of Common Stock issuable upon exercise of options.

(4) Includes 456,385 shares of Common Stock issuable upon exercise of options.

(5) Includes 295,420 shares of Common Stock issuable upon exercise of options, and 20,321 shares held in trust for the benefit of his children.

(6) Includes 51,140 shares of Common Stock issuable upon exercise of options.

(7) Includes 1,155,436 shares of Common Stock issuable upon exercise of options.

(8) Mr. Gerber joined the Company as a member of the Board of Directors and Executive Vice President, Business Development & Corporate Planning on May 1, 1998. He resigned his employment responsibilities effective December 31, 1998 but remains a non-employee Director of the Company.

PRINCIPAL STOCKHOLDERS

         As of April 15, 1999, the following person was known to the Company to be beneficial owner (as defined in regulations issued by the SEC) of more than five percent of the Company's outstanding Common Stock and/or Series A Preferred Stock (on an as converted basis).

----------------------------------------------------------------------------------------------------------------------
                                  Name and Address                        Amount and Nature of            Percent
Title of Class                    of Beneficial Owner                    Beneficial Ownership(1)       of Class (2)
--------------                    -------------------                    -----------------------       ------------
----------------------------------------------------------------------------------------------------------------------
Common Stock (3)                  The Tail Wind Fund, Ltd.               744,818                            5.17%
                                  Windermere House
                                  404 East Bay Street
                                  P.O. Box SS-5539
                                  Nassau, Bahamas
----------------------------------------------------------------------------------------------------------------------

_____________________________

(1) Except as otherwise specified in footnotes to this table, the persons named have sole voting and investment power with respect to all shares of Common Stock owned. The information in the table was furnished by the listed owner in reports provided to the Company and through filings with the SEC or through information otherwise available to the Company.

(2) The amounts of shares owned and the percentages in this table are based on the number of shares of Common Stock (on an as converted basis), outstanding as of April 15, 1999 or which are issuable to the persons listed upon the exercise of certain warrants and options which are exercisable or will become exercisable within 60 days of April 15, 1999.

(3) Includes 97,150 shares of Common Stock issuable upon the exercise of warrants.

         Information relating to The Tail Wind Fund, Ltd. is based on information that was furnished by the Tail Wind Fund, Ltd. in a
         Schedule 13G dated February 5, 1999 and filed with the SEC on March 4, 1999 pursuant to Section 13(d) or 13(g) of the Exchange Act, and other information available to the Company.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of seven directors. At the Meeting, the stockholders will elect seven directors for a term ending at the next Meeting and until each such director's successor is duly elected and qualified.

         The table below sets forth the name of each person nominated by the Board to serve for a term expiring on the date of the next annual meeting and until his respective successor is elected and qualified. All of the nominees are currently directors of the Company for terms expiring at the Meeting. Each nominee has consented to be named as a nominee and, to the present knowledge of the Company, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees, unless the Board determines to reduce the number of directors. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of Colin B. Bier, Ph.D., Edson
D. de

Castro, Adrian M. Gerber, S. David Hillson, Esq., Marc E. Lanser, M.D., Ira W. Lieberman, Ph.D., and E. Christopher Palmer, CPA.

Nominees for Additional Term                          Age                Year First Elected a Director*
----------------------------                          ---                ----------------------------
Colin B. Bier, Ph.D. (1)(3)                           53                              1996

Edson D. de Castro (2)                                60                              1993

Adrian M. Gerber                                      61                              1998

S. David Hillson, Esq. (3)                            59                              1994

Marc E. Lanser, M.D.                                  50                              1994

Ira W. Lieberman, Ph.D. (1)                           56                              1992

E. Christopher Palmer, CPA (2)(3)                     58                              1992

         ____________________

         * Includes periods of service as a director of Boston Life Sciences, Inc. ("Old BLSI"), the privately-held company existing prior to the merger (the "Merger") with Greenwich Pharmaceuticals Incorporated ("Greenwich") in which Greenwich survived and changed its name to "Boston Life Sciences, Inc."

         (1)      Member of the Compensation Committee
         (2)      Member of the Audit Committee
         (3)      Member of the Press Release Review Committee

         The principal occupations and qualifications of each nominee for Director are as follows:

COLIN B. BIER, PH.D.   Dr. Bier has been a member of the Board since February
1996. Since 1990, Dr. Bier has been the Managing and Scientific Director of ABA BioResearch, Inc., an independent bioregulatory consulting firm, located in Montreal, Canada, providing expertise for technology assessment, strategic management and regulatory development of biopharmaceuticals. Dr. Bier is a special advisor to the Mount Sinai Hospital in Montreal, Lecturer in Pathology, Faculty of Medicine, McGill University and an Associate in the Department of Internal Medicine, Montreal General Hospital. Dr. Bier is also a member of the Board of Directors of Sparta Pharmaceuticals, Inc., Maxim Pharmaceuticals, Inc. and Nymox Corporation. Dr. Bier is also a member of the Board of Directors and on the Scientific Advisory Boards of several private companies. Prior to his association with ABA BioResearch, Inc., Dr. Bier was founder, President and Chief Executive Officer of ITR Laboratories, Inc. Before founding ITR Laboratories, Inc., Dr. Bier spent over ten years with Bio-Research Laboratories, Ltd., a contract research laboratory where he was Vice President and Director of Experimental Toxicology and Clinical Pathology. Dr. Bier has published more than twenty-five scientific articles in his field in peer-reviewed journals and received his Ph.D. from Colorado State University.

EDSON D. DE CASTRO   Mr. de Castro has been a member of the Board since June
1995, and served as Chairman of the Board until September 1996. Prior to the Merger, Mr. de Castro held the same positions with Old BLSI from August 1993. Mr. de Castro was one of five founders of Data General Corporation ("DGC") and was responsible for the designs of the original NOVA computers. He served as DGC's President and Chief Executive Officer until 1989 and as its Chairman of the Board of Directors from 1989 to 1990. Mr. de Castro was Chairman of the Board of Directors and Chief Executive Officer of Xenometrix Inc. until January 1997. Mr. de Castro is also a member of the Board of Directors of UOL Publishing Inc. and AVAX Technologies Inc. He is a Trustee of Boston University. Mr. de Castro received his B.S. in Electrical Engineering from the University of Lowell, MA.

ADRIAN M. GERBER Adrian M. Gerber is currently Vice President of Worldwide Business Development for McNeil Consumer Healthcare (a division of Johnson & Johnson), a position that he has held since January 1999. He had previously held the position of Executive Vice President, Business Development and Corporate Planning with Boston Life Sciences from May 1998 to December 1998. He has spent over thirty years in the pharmaceutical industry. From February 1996 through December 1997, he served as Executive Vice President, Business Development and Licensing at Fuisz Technologies, Ltd. He joined Fuisz from Adrian Gerber, Inc., a pharmaceutical business development company he founded in October 1995. From May 1990 through September 1995, Mr. Gerber served as Executive Vice President, Business Development and Executive Vice President, Commercial Development, at ALZA Corporation. He joined ALZA from Merck & Co., Inc., where, during a 23 year career, he was head of Corporate Licensing, with previous responsibilities in sales, marketing and strategic planning. Mr. Gerber holds a degree in pharmacy from the Natal School of Pharmacy in Durban, South Africa.

S. DAVID HILLSON, ESQ. Mr. Hillson has been President, Chief Executive Officer and a member of the Board since November, 1994 (prior to the merger). He has also served as Chairman of the Board since September 1996. From January to November 1994, Mr. Hillson was Senior Vice President of Josephthal, Inc. in the investment banking and research divisions. From October 1992 to January 1994, Mr. Hillson was Director and Senior Managing Director, investment banking, at The Stamford Company in New York City. From October 1990 until October 1992, Mr. Hillson was Director and Executive Vice President of the asset management division of Mabon Securities. Earlier in his career as an investment manager, Mr. Hillson was a Senior Vice President with Shearson, Lehman, Hutton from 1983 to 1990 where he managed three mutual funds, primarily in the emerging growth and venture capital area, for the SLH Asset Management division. Prior to these responsibilities, he was Chairman of the Equity Committee for Hutton Investment Management (1976-1982). He began his business career as an attorney in New York City, having received his Juris Doctorate from New York University School of Law. He also attended the Columbia University School of Business Administration and received a Bachelor of Arts degree from Columbia College.

MARC E. LANSER, M.D.   Dr. Lanser has been Executive Vice President, Chief
Scientific Officer and a member of the Board since June 1995. Prior to the Merger, Dr. Lanser held the same position with Old BLSI from November 1994. From October 1992 until November 1994, Dr. Lanser was President and Chief Executive Officer of Old BLSI. Prior to assuming the position of President and Chief Executive Officer of Old BLSI, Dr. Lanser was an Assistant Professor of Surgery at Harvard Medical School and member of the full-time academic faculty, where he directed a NIH funded research project in immunology and received a NIH Research Career Development Award. Dr. Lanser has published more than 30 scientific articles in his field in peer-reviewed journals. Dr. Lanser received his M.D. from Albany Medical College.

IRA W. LIEBERMAN, PH.D. Dr. Lieberman has been a member of the Board since the inception of Old BLSI in 1992. Dr. Lieberman is a Senior Manager at the World Bank where he is the CEO of the Consulting Group to Assist the Poorest (CGAP). He is also currently involved in corporate restructuring in East Asian countries in crisis. From 1987 to 1992, Dr. Lieberman was President of LIPAM International, Inc. an international consulting and investment firm. From 1985 to 1987 he was on the staff of the World Bank and from 1975 to 1982, he was a senior executive with ICC Industries, Inc. where he served as Chief Financial Officer, Executive Vice President and President of ICC's Manufacturing Group including CEO of Primex Plastics, Inc. one of ICC's subsidiary companies. He also served on the Board of Director of various ICC subsidiaries and affiliates. Dr. Lieberman received his B.A. from Lehigh University, an M.B.A. from Columbia University and a Ph.D. (D. Phil,) from Oxford University.

E. CHRISTOPHER PALMER, CPA Mr. Palmer has been a member of the Board since the inception of Old BLSI in 1992. Mr. Palmer is a certified public accountant and founder of a firm providing tax and financial advisory services to high net-worth family groups. Prior to establishing his own firm in 1977, Mr. Palmer was a partner in the accounting firm of Peat Marwick Mitchell & Co. Mr. Palmer is a Director of Boston Private Financial Holdings, Inc. and a director and Chairman of the Trust and Investment Committee of Boston Private Bank & Trust Company, a Director of Coastal International Inc. and a trustee of two private foundations. Mr. Palmer received his M.B.A. from Rutgers University and his A.B. from Dartmouth College.

Meetings and Committees of the Board of Directors
-------------------------------------------------

         The Board held six meetings during the Company's fiscal year. Each of the Company's directors attended at least 75% of the aggregate of all meetings of the Board and of all committees on which he was a member held during the year. Mr. Gerber was elected to the Board in June 1998 and attended all three meetings held during the balance of 1998. The standing committees of the Board are the Audit Committee, the Compensation Committee and the Press Release Review Committee. The Company does not have an executive committee or a nominating committee. The Audit Committee, consisting of Messrs. de Castro and Palmer, met one time during the last fiscal year. The Audit Committee reviews the results and scope of audits, internal accounting controls, tax and other accounting related matters and reviews with the Company's independent auditors the scope and results of their engagement. The Compensation Committee, consisting of Messrs. Lieberman and Bier, met one time during the last fiscal year. The Compensation Committee reviews and evaluates the compensation of the Company's executive officers. The Press Release Review

Committee, consisting of Messrs. Hillson and Palmer and Dr. Bier, reviewed fourteen press releases during the last fiscal year. The Press Release Review Committee assists in the review and approval of press releases from the Company, including those involving the testing of new drugs, or the FDA new drug review and approval process for investigational new drugs being developed by the Company.

Compensation of Directors
-------------------------

          Annual Retainers
          ----------------

          Directors who are not employees of the Company ("Non-Employee Directors"), receive cash compensation in the amount of $500 per meeting attended in person and $250 per meeting attended telephonically, although all directors are reimbursed for ordinary and reasonable expenses of attending any board or committee meetings. Commencing January 1, 1999, Non-Employee Directors will receive cash compensation in the amount of $1,000 per meeting attended in person and $500 per meeting attended telephonically. In addition, Non-Employee Directors were compensated in fiscal 1998 with an annual retainer with a value of $5,000 and will receive the same amount in fiscal 1999. Currently, the annual retainer is not paid in cash but is paid to the Non-Employee Directors through options to purchase shares of the Company's Common Stock pursuant to the 1990 Plan (the Board has approved the 1990 Plan Amendment and it is being submitted for stockholder approval pursuant to this Proxy Statement), valued as described below. Each Non-Employee Director elected at an annual meeting of stockholders of the Company will automatically be granted options on the thirteenth trading day after the date of such annual meeting (the "Retainer Grant Date") to purchase a number of shares of the Company equal to the lesser of (a) 2,500 shares and (b) the quotient of the value of the annual retainer for service as an Non-Employee Director of the Company and 80% of the average of the fair market value of a share of the Company's Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders. If the number of shares of the Company's Common Stock calculated pursuant to clause (b) above exceeds 2,500 shares, each Non-Employee Director will automatically receive on the Retainer Grant Date, in addition to options to purchase 2,500 shares of the Company's common stock, a cash payment equal to the remaining portion of the value of the annual retainer not provided for by the grant of such options. Additionally, pursuant to the 1990 Plan, each Non-Employee Director received in fiscal 1998 a discretionary grant of options to purchase 15,000 shares of the Company's Common Stock., except for Dr. Bier who received a discretionary grant of options to purchase 17,500 shares of the Company's Common Stock. Each director who serves as Chairman of a committee of the Board receives an annual retainer of $1,000. The Chairmen of the Audit Committee and the Compensation Committee who received this annual retainer in fiscal 1998 were Mr. Palmer, and Dr. Lieberman, respectively. There was not a Chairman of the Press Release Review Committee during 1998.

         Exercise and Vesting
         --------------------

         The options granted to the Non-Employee Directors pursuant to the annual retainer are exercisable at a per share price of 20% of the average fair market value per share (as described above) of the Company's Common Stock used to calculate such grant. Subject to provisions regarding expiration and termination of options, the options become exercisable as to 75% of the shares of Common Stock of the Company issuable upon exercise of such options six months after the date of grant and as to 100% of such shares, on the later of six months after the date of grant and December 31 of the year in which the grant is made.

         The options granted to the Non-Employee Directors pursuant to the discretionary grant in 1998 are exercisable as follows: 50 % exercisable as of January 4, 1998; 75% exercisable as of November 15, 1998; 100% exercisable as of November 15, 1999.

         New Director Options
         --------------------

         Each person who is elected or appointed a Non-Employee Director for the first time automatically upon such election or appointment (the "Automatic Grant Date") will be granted an option to purchase 7,500 shares of the Company's Common Stock ("New Director Options"). The exercise price of any New Director Options granted under the 1990 Plan may not be less than 100% of the fair market value of shares of the Company's Common Stock subject thereto on the Automatic Grant Date. Subject to provisions regarding expiration and termination of options, any New Director Options become exercisable as to 20% of the shares of the Company's Common Stock subject thereto on the Automatic Grant Date and become exercisable as to an additional 20% of the shares of the Company's Common Stock issuable upon exercise thereof on each of the first, second, third and fourth anniversaries of such Automatic Grant Date.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES PRESENTED.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth the aggregate compensation paid by the Company for the year ended December 31, 1998 for services rendered in all capacities to each of the most highly compensated executive officers whose total annual salary and bonus for that period exceeded $100,000 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                             Long Term
                                                                                           Compensation
                                                         Annual Compensation (1)              Awards-
                                                         -----------------------              ------
                                                                                            Common Stock
Name and                                                                                    Underlying            All Other
Principal Position                          Year      Salary(2)            Bonus(2)           Options           Compensation(3)
------------------                          ----    -----------            --------           -------           ---------------
S. David Hillson                            1998    $   195,000            $      0            125,000               $  5,556
    Chairman of the Board, President        1997        195,000              72,500 (4)        150,000                  5,564
    and Chief Executive Officer             1996        170,000             200,000 (5)         25,000                   None

Marc E. Lanser, M.D                         1998    $   180,000            $      0             95,000               $ 13,277
    Executive Vice President                1997        180,000              17,500            100,000                 13,391
    and Chief Scientific Officer            1996        166,000              50,000             25,000                 13,349

Joseph P. Hernon                            1998    $   126,000            $      0             35,000               $  4,088
    Executive Vice President,               1997         90,000              14,000             46,000                  4,113
    Chief Financial Officer, Secretary      1996         36,750 (6)          10,000             24,000                   None

Adrian M. Gerber (7)                        1998    $   116,667            $      0            100,000               $      0
    Executive Vice President,
    Business Development &
    Corporate Planning

________

(1) Includes compensation only for the period of the applicable year during which the individual was employed by the Company.

(2) Amounts shown represent cash compensation earned by the Named Executive Officers in the fiscal years presented even if paid in subsequent years.

(3) All other compensation for Mr. Hillson for 1998 and 1997 includes the dollar value of premiums paid by the Company with respect to life insurance and disability insurance for the benefit of Mr. Hillson in the amounts of $5,556 and $5,564, respectively. All other compensation for Dr. Lanser includes the following amounts for fiscal 1998, 1997, and 1996, respectively: the dollar value of matching contributions under the Company's 401(k) plan, in the amount of $0, $0, and $4,500, respectively; the dollar value of premiums paid by the Company with respect to life insurance and disability insurance for the benefit of Dr. Lanser in the amount of $11,177, $11,291, and $6,749, respectively; and the dollar value attributable to parking reimbursement in excess of the limits permitted under the Internal Revenue Code of $2,100, $2,100, and $2,100, respectively. All other compensation for Mr. Hernon for 1998 and 1997 includes the dollar value of premiums paid by the Company with respect to life insurance and disability insurance for the benefit of Mr. Hernon in the amount of $660 and $813, respectively, and the dollar value of matching contributions under the Company's 401(k) plan in the amount of $3,428 and $3,300, respectively.

(4) In connection with the renewal of his employment agreement through December 31, 1998, Mr. Hillson received a contract renewal payment of $50,000. Mr. Hillson was awarded a bonus of $22,500 for the year ended December 31, 1997.

(5) Mr. Hillson received a non-discretionary bonus in 1996 from the Company based upon the Board's determination that he had met certain performance targets specified in his agreement of employment, dated November 7, 1994, which by its terms expired in December 1998, but was extended until December 31, 2000.

(6)      Mr. Hernon joined the Company in August 1996.

(7) Mr. Gerber joined the Company in April 1998. Mr. Gerber resigned his employment effective December 31, 1998, but remains a non-employee Director of the Company.

STOCK OPTION INFORMATION

         The following table sets forth, for each of the Named Executive Officers, certain information concerning the grant of options to such persons in fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  Potential Realizable
                                                                                                Value at Assumed Annual
                                                                                                     Rates of Stock
                                                                                                Appreciation for Option
                                      Individual Grants                                                 Term (3)
-------------------------------------------------------------------------------------------------------------------------

                              Number of
                              Securities         % of Total
                             Underlying        Options Granted      Exercise or
                              Options          to Employees in      Base Price    Expiration
       Name                Granted (#) (1)       Fiscal Year        ($/sh) (2)       Date         5%            10%
       ----                ---------------       -----------        ----------       ----         --            ---
S. David Hillson                   125,000          29.9%             $2.16         1/4/08      $439,802      $700,310
Marc E. Lanser                      95,000          22.7%             $2.16         1/4/08      $334,249      $532,236
Joseph P. Hernon                    35,000          8.4%              $2.16         1/4/08      $123,144      $196,087
Adrian M. Gerber (4)               100,000          24.0%             $2.13         4/1/08      $346,955      $552.467

_____________________
(1) All options granted to Mr. Hillson, Dr. Lanser, and Mr. Hernon are exercisable as follows: 50% exercisable as of January 4, 1998; 75% exercisable as of November 15, 1998; and 100% exercisable as of November 15, 1999. All options granted to Mr. Gerber were exercisable as follows: 25% exercisable as of October 1, 1998; 50% exercisable as of April 1, 1999; 75% exercisable as of October 1, 1999 and 100% exercisable as of April 1, 2000. 25,000 of Mr. Gerber's options had vested as of the date of his resignation. The remaining 75,000 options were cancelled.

(2) The exercise price for each option is equal to the fair market value of the Company's Common Stock on the date of grant.

(3) Potential realizable value is based on the assumed annual growth rates listed, compounded annually for the ten-year option term. The dollar amounts set forth under this heading are the results of calculations at the 5% and 10% assumed rates established by the SEC and are not intended to forecast possible future appreciation, if any, of the value of the Common Stock.

(4) Mr. Gerber joined the Company as a member of the Board of Directors and Executive Vice President, Business Development & Corporate Planning in May 1998. He resigned his employment responsibilities effective December 31, 1998 but remains a non-employee Director of the Company.

       The following table sets forth, for each of the Named Executive Officers, certain information concerning the value of unexercised options at December 31, 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                               Number of Securities             Value of Unexercised
                                                          Underlying Unexercised Options   In-the-Money Options at Fiscal
                                                              at Fiscal Year-End (#)              Year-End ($) (1)
                                                          -----------------------------------------------------------------
                               Shares
                             Acquired on      Value
           Name             Exercise (#)   Realized ($)      Exercisable/Unexercisable        Exercisable/Unexercisable
           ----             ------------   ------------      -------------------------        -------------------------
S. David Hillson                 182,405    $ 123,770             398,980/218,250                 $102,534/$34,178
Marc E. Lanser                                                    295,420/137,250                  $96,377/$25,976
Joseph P. Hernon                                                   128,583/96,417                  $28,710/$9,570

Adrian M. Gerber (2)                                                     25,000/0                      $27,500/$0

________________________

(1) The fair market value of "in-the-money" options was calculated on the basis of the difference between the exercise price of the options held and the closing price per share for Common Stock on the NASDAQ SmallCap Market of $3.25 on December 31, 1998, multiplied by the number of options held.

(2) Mr. Gerber resigned as an officer effective December 31, 1998, but remains a non-employee Director of the Company.

EMPLOYMENT CONTRACTS

          S. David Hillson, Esq. and Marc E. Lanser, M.D. have entered into employment agreements (individually an "Employment Agreement" and, collectively, the "Employment Agreements") with the Company. Pursuant to the terms of Mr. Hillson's original Employment Agreement dated November 7, 1994, which includes confidentiality and non-competition provisions, Mr. Hillson was employed as President and Chief Executive Officer of the Company and was entitled to an annual base salary of at least $170,000, plus other incidental benefits, plus additional cash payments should certain events occur. Mr. Hillson's Employment Agreement was amended as of January 1, 1997 to extend the term thereof to December 31, 1998 and to increase his annual base salary to $195,000. Upon signing the amendment, Mr. Hillson received a renewal payment of $50,000. Mr. Hillson's Employment Agreement was further amended as of January 1, 1999 to extend the term thereof to December 31, 2000 and to increase his annual base salary to $250,000. Pursuant to the terms of Dr. Lanser's Employment Agreement dated July 7, 1993, as amended, which includes confidentiality and non-competition provisions, Dr. Lanser is employed as Executive Vice President and Chief Scientific Officer of the Company and is entitled to receive an annual salary of at least $150,000, plus other incidental benefits.


  REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview
--------

         The Boston Life Sciences, Inc. compensation program for its executive officers consists of four parts: base salary, annual bonus, stock options, and additional benefits. In maintaining this program, the Company's overall recruitment and compensation philosophy is a very important consideration. This philosophy is to hire individuals possessing excellent professional skills, coupled with demonstrated track records, who can be expected to help achieve the Company's goal of moving from a development-stage company to a broad-based, diversified product, revenue-generating biotechnology company.

         The Company has a continued commitment to recruit, motivate and retain executive officers with demonstrated talent and leadership skills, typically gained from successful experiences in positions of meaningful responsibility in other industry settings. This approach should enable the Company to acquire the requisite management leadership to fulfill its stated mission.

         An inherent part of this philosophy is the leveraging of the compensation program by placing a major emphasis on equity participation. This is accomplished by offering a significant capital accumulation opportunity to key managers, which also conserves the Company's cash and blends the interests of stockholders with those of management. The Company's target from a personnel perspective is for total compensation to be competitive with that for other biotechnology companies.

Performance Criteria - General
------------------------------

         Because the Company is still in the process of developing its proprietary products and because of the highly volatile nature of the stock price in biotechnology companies in general, the use of traditional corporate performance standards, such as sales, profit levels and stock performance, to measure the success of the Company and an individual's role in contributing to that success, is not appropriate.

         Accordingly, the compensation of executive officers is based, for the most part, on realistically timely achievement of certain product research and development goals by the Company and the positive contribution by the individuals concerned. The Committee will evaluate the Company's progress and performance using criteria such as the extent to which key research, clinical, product manufacturing, product sales and financial objectives of the Company have been met during the preceding fiscal year, including the achievement by the Company of certain milestones, whether specified in agreements with third party collaborators or determined internally. In addition, the Committee may take into account the Company's success in the development, acquisition and licensing of key technologies. The Committee will also evaluate the individual executive officer's performance, using criteria such as the executive officer's involvement in and responsibility for the development and implementation of strategic planning and the attainment of strategic objectives of the Company including beneficial supervision of other management. An executive officer's contribution in this regard may also involve both the participation by the executive officer in the relationship between the Company and the investment community as well as the contribution by the executive officer to the ongoing scientific development activities of the Company. In evaluating each facet of performance and compensation, the Committee is likely to consider the necessity of being competitive with other companies in the biotechnology industry, taking into account relative company size, stage of development and geographic location.

Base Salary
-----------

         Company philosophy regarding base salary is to maintain it at a competitive level, sufficient to recruit and retain individuals possessing the skills and experience necessary to achieve the Company's vision and mission over the long term. Determinations of appropriate base salary levels will generally be made with the input of various industry and industry-related surveys and special studies, such as the 1998 Leadership and Biotechnology Survey published jointly by J. Robert Scott and PricewaterhouseCoopers LLP, as well as by monitoring developments in the biotechnology industry. This information is also used in evaluating other compensation elements. Periodic adjustments in base salary will often relate to competitive factors and to individual performance evaluated against criteria such as those noted above. Other benefits are maintained at what the Committee believes is an industry-competitive level.

Annual Bonus
------------

The Compensation Committee of the Board, in its discretion, may award bonuses to executive officers, and the Company expects to pay such bonuses based on the evaluation of the performance of each executive officer for the year as a whole. The Company is also required under certain circumstances under the Employment Agreements with Mr. Hillson and Dr. Lanser to pay certain bonuses. The intent of the annual bonus is to motivate and reward high level performance of executive officers as measured against distinct and clearly articulated goals and in light of the competitive compensation practices of the whole biotechnology industry. The exact goals vary with each executive officer's responsibilities rather than being fixed by reference to overall measures of the Company's performance. Annual bonus awards are determined by the Compensation Committee of the Board with assistance from senior management. None of the executives received bonuses in fiscal 1998.

Stock Options
-------------

          Stock options are viewed as a fundamental element in the total compensation program and, in keeping with the Company's basic philosophy, emphasize long-term Company performance, as measured by creation and enhancement of stockholder value. Additionally, stock options foster a community of interest between stockholders and participants. The Company believes that because of this community of interest, the use of stock options is preferable to other forms of stock compensation such as restricted stock. Options under the plans are granted to all executive officers as incentive to contribute significantly to the growth and successful operation of the Company. The specific determination of the number of options to be granted, however, is not based upon any specific criteria.

          Although options may be granted at any price equal to or greater than 50% of fair market value of the Common Stock, generally options have been granted to executive officers, as a matter of Company policy, at 100% of the fair market value on the date of grant. The Company has generally awarded options to executive officers on employment and at regular intervals thereafter, but awards may be made at other times as well. Vesting of stock options is determined by the Compensation Committee. To date, options granted to executive officers fully vest within four years after the date of grant.

Qualifying Executive Compensation for Deductibility Under Applicable Provisions
-------------------------------------------------------------------------------
of the Internal Revenue Code
----------------------------

          Section 162(m) of the Internal Revenue Code, adopted in 1993, provides that a publicly held corporation generally may not deduct compensation for its chief executive officer or for each of certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive or does not qualify as a "performance based" compensation arrangement. The Committee intends to take such actions as may be appropriate to qualify compensation received by such executives upon exercise of options granted under the Company's stock option plans for deductibility under Section 162(m). The Committee notes that base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future.

Chief Executive Officer Compensation
------------------------------------

          In fiscal 1998, pursuant to the terms of his amended Employment Agreement dated January 1, 1997, Mr. Hillson received an annual base salary of $195,000 plus other incidental benefits.

                                                          COMPENSATION COMMITTEE
                                                            Ira Lieberman, Ph.D.
                                                               Colin Bier, Ph.D.

          This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Performance Graph
-----------------

          The following graph compares the yearly percentage change in cumulative total stockholder return on the Common Stock from 1993 to the present with the cumulative total return on the Nasdaq Total Return Index and the Nasdaq Pharmaceutical Stock Index over the same period. The Company is the surviving entity of the Merger between Old BLSI and Greenwich, which was effective as of June 15, 1995. This Stock Performance Graph therefore reflects the performance of the Company's stock as Greenwich stock prior to the Merger, as well as the Company's stock after the Merger. The comparison assumes $100 was invested on January 1, 1993 in the Common Stock and in each of the indices and assumes reinvestment of dividends, if any, since that date. The Company has not paid cash dividends on the Common Stock. Historic stock price is not indicative of future stock price performance.

                       [Performance Graph appears here]

COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, PEER GROUP AND BROAD MARKET

                                                                          FISCAL YEAR ENDING
COMPANY                                           1993        1994        1995        1996         1997        1998
BOSTON LIFE SCIENCES INC.                        100.00       3.41       27.27        25.00        8.30        11.82
PEER GROUP BROAD MARKET
THE PEER GROUP CHOSEN WAS:                       100.00      75.26      138.04       138.47      142.98       183.02
NASDAQ PHARMACEUTICAL INDEX

THE BROAD MARKET INDEX CHOSEN WAS:               100.00     104.99      136.18       169.23      207.00       291.96
NASDAQ MARKET INDEX

          This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Boston Private Bank & Trust Company (the "Bank") is the Company's primary banking institution. E. Christopher Palmer, CPA, a director of the Company, is a Director and Chairman of the Trust and Investment Committee of the Bank and a director of Boston Private Financial Holdings, Inc., which is an affiliate of the Bank. Fees paid to the Bank during fiscal 1998, primarily for investment management advisory services, totaled approximately $34,000.

          In April 1997, the Bank loaned $150,000 to Dr. Lanser, the Company's Executive Vice President and Chief Scientific Officer (the "Loan"). The Loan bears interest at the prime rate. The Loan originally matured in September 1997 but has been subsequently extended to September 30, 1999. As a condition to and as security for the Loan, the Bank requested that the Company pledge to the Bank a certificate of deposit in the amount of $155,000 (the "Company Pledge"). In recognition of Dr. Lanser's past and expected future contributions to the Company and as an additional motivation and incentive to Dr. Lanser, which the Company's Board of Directors determined would reasonably benefit the Company, the Company agreed to provide the Company Pledge. As security for the Company, however, in the event Dr. Lanser defaults on the Loan and the Bank forecloses on the Company Pledge, Dr. Lanser has executed and delivered to the Company his contingent note in the amount of $150,000, bearing interest identical to the Loan (the "Contingent Note") and a perfected pledge of 50,000 shares of Common Stock of the Company which he beneficially owns. The Company will demand payment of the Contingent Note only in the event that the Bank forecloses on the Company Pledge as a result of Dr. Lanser's defaulting on his payment of the Loan.


                                PROPOSAL NO. 2

                     APPROVAL OF THE CERTIFICATE AMENDMENT

          The Company's stockholders are being asked to consider and approve an amendment (also referred to herein and previously defined as the "Certificate Amendment") of the Company's current Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 29, 1996, as heretofore amended (the "Current Certificate").

          The Current Certificate authorizes 25,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, each having a par value of $.01 per share. The Board of Directors believes this capital structure does not provide for sufficient authorized shares of Common Stock for the future needs of the Company. Therefore, the Board of Directors unanimously approved, on March 22, 1999, the Certificate Amendment, which increases the authorized number of shares of Common Stock from twenty-five million (25,000,000) shares to thirty million (30,000,000) shares, an increase of five million (5,000,000) shares. The Certificate Amendment will be formally implemented, assuming approval by the stockholders at the Meeting, by its filing with the Secretary of State of Delaware. The Form of the Certificate Amendment is attached hereto as Appendix A.

REASONS FOR AND EFFECT OF AMENDMENT

          On April 29,1999, 14,393,233 shares of Common Stock were outstanding. There were also 12,054 and 315,416 shares of Series A Preferred Stock and Series C Convertible Preferred Stock ("Series C Preferred Stock") outstanding, respectively, which were convertible into 211,400 and 1,577,080 shares of Common Stock, respectively, Under certain circumstances, the Company may be obligated to increase the number of shares of common shares into which each share of Series C Preferred Stock is convertible. In addition, approximately 3,000,000 warrants and approximately 2,000,000 stock options were outstanding to acquire an aggregate of up to approximately 5,000,000 shares of Common Stock. After giving effect to the reservations of shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock, the Series C Preferred Stock (including the maximum number of common shares into which each share of Series C Preferred Stock may be converted), the exercise of the aforementioned warrants and the exercise of stock options previously granted or available for grant under the Company's stock option plans, the Company presently has approximately 3,400,000 shares of authorized but unissued and unreserved Common Stock.

          If the stockholders approve the Certificate Amendment, then the Board of Directors would generally have the authority, without further action of the stockholders, to issue the proposed additional shares of Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is desirable to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition of other businesses, equity financings, stock dividends or distributions and issuances of options pursuant to the Company's Stock Option Plans. Any or all of these issuances could take place without further action by the stockholders, unless such stockholder action was required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. The Company's Board of Directors has no current plan, understanding or arrangement to issue any of the additional shares of Common Stock.

          The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares.

          The favorable vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock (on an as converted basis), voting together as a single class, is required for approval of the Certificate Amendment.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE CERTIFICATE AMENDMENT.

                                PROPOSAL NO. 3

          APPROVAL OF AMENDMENT TO THE 1998 OMNIBUS STOCK OPTION PLAN

          The Company's 1998 Omnibus Stock Option Plan (also referred to herein and previously defined as the "1998 Plan") currently authorizes the issuance of options to purchase up to 500,000 shares Common Stock. In March 1999, the Board amended the 1998 Plan (also referred to herein and previously defined as the "1998 Plan Amendment"), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance upon exercise of options granted under the 1998 Plan to 1,000,000. The 1998 Plan Amendment was designed to enhance the flexibility of the Board of Directors to grant stock options to the Company's directors, employees, independent contractors, scientific advisors and consultants and to ensure that the Company can continue to grant stock options to such persons at levels determined to be appropriate by the Board of Directors.

          The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the 1998 Plan Amendment will be required to approve the 1998 Plan Amendment.

          As of April 29, 1999, the closing price of the Company's Common Stock on the Nasdaq SmallCap Market was $6 7/16.

         Set forth below is a summary of the 1998 Plan, as amended by the 1998 Plan Amendment, which is qualified in its entirety by the terms of the 1998 Plan. The 1998 Plan is set forth in full as Appendix B to this Proxy Statement and is incorporated herein by reference.

DESCRIPTION OF THE 1998 PLAN

         The purpose of the 1998 Plan is to assist the Company in attracting and retaining employees, advisors and consultants of outstanding ability, and to foster a community of interest of such employees, advisors, and consultants with those of the Company's stockholders.

         The 1998 Plan is administered by a committee established by the Board of Directors (or the entire Board of Directors which may constitute such committee). The 1998 Plan is currently administered by the Board of Directors. For such purposes of this discussion of the 1998 Plan, such administrator shall be referred to as the "Committee." The total number of options to be granted in any year under the 1998 Plan, the number and selection of persons to receive options, the number of options granted to each and the other terms and provisions of such options are wholly within the discretion of the Committee, subject to the limitations set forth in the 1998 Plan. Under the terms of the 1998 Plan, "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code and "non- qualified stock options" ("NSOs") may be granted by the Committee to selected employees, directors, consultants, independent contractors and members of the Scientific Advisory Board, except that ISOs may be granted only to persons who are employees of the Company or any of its subsidiaries at the time the ISOs are granted. The 1998 Plan contains no limitation upon the number of shares which may be issued upon exercise of options, whether ISOs or NSOs, that may be granted to an individual employee, consultant, independent contractor or member of the Scientific Advisory Board over the term of the 1998 Plan; provided, however, that the aggregate fair market value (as of the date of grant) of shares of Company Common Stock subject to ISOs under the 1998 Plan and all other plans of the Company which become exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

Option Grants and Exercise

         Under the 1998 Plan, after giving effect to the 1998 Plan Amendment, up to an aggregate of 1,000,000 shares of Company Common Stock may be issued
                   ---------
(subject to adjustments in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications or like changes in the capital structure of the Company) and may be granted to employees, consultants, directors, independent contractors and members of the Scientific Advisory Board of the Company or any of its subsidiaries. Under the terms of the 1998 Plan, the exercise price of an ISO may not be less than 100% of the fair market value of shares of Company Common Stock subject thereto on the date of grant, except that, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares of capital stock of the Company possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten-Percent Stockholder"), such exercise price may not be less than 110% of such fair market value. The exercise price of an NSO may not be less than 50% of the fair market value of a share of Company Common Stock on the date of grant, but in no event shall the exercise price be less than par value.

         The exercise price of options granted under the 1998 Plan may be paid in cash or, at the discretion of the Committee, in shares of Company Common Stock previously owned by the optionee with a value equal to the total option exercise price, or in any combination thereof. Not less than ten shares may be purchased at any time upon the exercise of an option unless the number of shares so purchased constitutes the total number of shares issuable upon exercise of the option. During the lifetime of an optionee, an option may be exercised only by the optionee or such optionee's guardian or legal representative. Generally, an option may not be transferred or assigned, except by will or the laws of descent and distribution.

         Under the 1998 Plan, the option exercise price also may be paid, under certain circumstances at the discretion of the Committee, in shares of Company Common Stock issuable upon exercise of options then exercisable by the optionee having a fair market value equal to the option exercise price on the date of exercise. This provision permits an optionee not only to use then-held shares of stock in a single exercise of stock options, but also to use the stock received upon the exercise of stock options to exercise additional stock options in a process known as "pyramiding." Such pyramiding permits an optionee to effect a cashless exercise of all or a portion of his options then exercisable (no matter what the number) without surrendering any shares of stock or making any additional cash investment. An optionee who exercises options by pyramiding will own, after the exercise, a number of additional shares equal in value to the spread between the fair market value of a share of Company Common Stock on the date of exercise and the option exercise price multiplied by the number of options exercised.

         Each ISO will be exercisable over a period, determined by the Committee in its discretion, not to exceed ten years from the date of grant, except that in the case of an ISO granted to a Ten-Percent Stockholder, the exercise period for an ISO may not exceed five years from the date of grant, as required by the Code. In the case of an NSO, the exercise period shall not exceed ten years from the date of grant. Subject to the terms of the 1998 Plan, stock options may be exercisable during the exercise period at such times, in such amount, in accordance with such terms and conditions of, and subject to such restrictions as are set forth in, the option agreement evidencing the grant of such stock options. The Committee may, in its discretion, accelerate the exercisability of any options granted under the 1998 Plan which would otherwise be unexercisable.

Adjustments

         In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Company Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidated, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of optionees under the 1998 Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Company Common Stock which may thereafter be issued in connection with options, (ii) the number and kind of shares of Company Common Stock issued or issuable in respect of outstanding options, and (iii) the exercise price relating to any option; provided that, with respect to ISOs, such adjustment shall not constitute a "modification" under Section 424(h) of the Code.

         In addition, in the event that a "Change in Control" occurs while any option remains outstanding under the 1998 Plan, all options granted that are outstanding as of the time of such change of control will become immediately exercisable in full, without regard to the time period that has elapsed from the date of grant or to the vesting provisions. Generally, a Change in Control will be deemed to occur upon the earlier of (i) any person or entity becoming the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities, (ii) a change in the composition of the Board of Directors of the Company during any period of not more than two consecutive years such that individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority, (iii) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other company whereby the combined voting power of the Company's securities no longer represents at least 50% of the combined voting power of the surviving or parent entity outstanding after such merger (other than the Merger) or consolidation or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale of all or substantially all of the assets of the Company.

Termination of Eligibility

         If an individual to whom options have been granted under the 1998 Plan ceases to be a director, employee, consultant, scientific advisor or independent contractor of the Company as the result of a termination without cause (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such termination may be exercised by that person for the later of: i) a period of one year following the date of such termination, or
ii) a period of one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such person that were not exercisable on the date of such termination will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of termination, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting.

         If an individual to whom options have been granted under the 1998 Plan ceases to be a director, employee, consultant, scientific advisor or independent contractor of the Company as the result of a voluntary resignation (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such resignation may be exercised by that person for the later of: i) a period of one year following the date of such resignation, or
ii) a period of one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such person that were not exercisable on the date of such resignation will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of resignation, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting, provided that the individual has been a director, employee, consultant, scientific advisor or independent contractor of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector).

         If any recipient of an option under the 1998 Plan dies within the one year period following termination of employment or other relationship, such optionee's designated or legally determined beneficiary (the "Beneficiary") may exercise such optionee's options, to the extent exercisable or vested at the time of death, for a period not to exceed one year after such date, but in no event later than expiration of the such option's term. If any recipient of an option ceases employment or other relationship with the Company and its subsidiaries due to death or disability, such optionee's options (whether or not otherwise exercisable at the time of such optionee's termination of employment or other relationship due to death or disability) shall be come fully exercisable by such optionee, or by the Beneficiary, for a period not to exceed one year after the optionee's death or termination of employment or other relationship due to death or disability, but in no event later than the expiration date of such option. Shares of Company Common Stock issuable upon exercise of options granted under the 1998 Plan that have expired or been surrendered or terminated will be returned to the 1998 Plan and become available for issuance upon exercise of future options granted under the 1998 Plan.

Termination of Plan

         The 1998 Plan will terminate by its terms on April 23, 2008, except with respect to options outstanding on such date. The Company's Board of Directors may sooner terminate or amend the 1998 Plan at any time, subject to its terms; provided, that the Board of Directors may seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which Company Common Stock is listed or other applicable law or regulation.

Options Outstanding, Exercisable and Available for Future Grant Under the 1998 Plan

         As of April 29, 1999, options to purchase 496,000 shares were outstanding under the 1998 Plan, of which options to purchase 263,000 shares were exercisable. The exercise prices for the outstanding options ranged from $2.09 to $4.53 per share. At April 29, 1999, options to purchase 4,000 shares (plus any options that expire or are canceled in the future) were available for future grant, exclusive of the additional shares covered by the 1998 Plan Amendment.

Federal Income Tax Consequences of the 1998 Plan

         The following summary is intended only as a general summary of the United States Federal income tax consequences under current law with respect to participation in the 1998 Plan, and does not attempt to describe all possible Federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

          ISOS. ISOs granted under the 1998 Plan are each intended to qualify for taxation as an "incentive stock option" within the meaning of Section 422 of the Code.

         GRANT -- Upon the grant of an ISO, the optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such grant.

         EXERCISE -- Upon the timely exercise of an ISO, the optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such exercise. (The timely exercise of an ISO may, however, affect the optionee's liability under the alternative minimum tax.) The exercise of an ISO by an optionee will be timely if made while the optionee is employed by the Company or within three months after the cessation of such employment. If the exercise of an ISO is not timely, the ISO will be taxed according to the rules for NSOs. An optionee's aggregate basis for shares acquired upon exercise of an ISO will be equal to the exercise price paid for such shares. The holding period for the shares will begin on the day following the date of exercise and, accordingly, will not include the period during which the ISO was held.

         SALE -- If an optionee makes a disposition of shares acquired pursuant to an ISO, and such shares were held for more than two years from the date of the grant of such ISO and one year from the date of exercise of such ISO then any gain or loss realized upon such disposition will be treated as long-term capital gain or loss, currently taxable at a maximum rate of 20%. Under such circumstances, the Company will not be entitled to a deduction with respect to such disposition.

         If, however, the optionee makes a disposition of shares acquired pursuant to an ISO within either two years from the date of the grant of such ISO or one year from the date of exercise of such ISO (other than a mere pledge or hypothecation of the shares or a transfer by reason of death, bequest or inheritance) ("disqualifying disposition"), then the optionee will generally be required to recognize (i) as ordinary income, an amount equal to the excess over the exercise price of the option of the fair market value of the shares on the exercise date and (ii) as capital gain, an amount equal to the excess, if any, of the amount realized on the disqualifying disposition over the fair market value of the shares on the exercise date. However, in the case where the disqualifying disposition is a sale or exchange, the amount that the optionee will be required to recognize as ordinary income may not exceed the excess of the amount realized on such sale or exchange over the exercise price. In the case of such a disqualifying disposition, the Company will be entitled to a deduction equal to the amount recognized by the optionee as ordinary income. Any loss recognized upon a disqualifying disposition will generally be a capital loss, and will be long-term capital loss if the holding period for the disposed shares is more than one year.

         The option exercise price of options granted under the 1998 Plan may be paid by the transfer to the Company of shares of Company Common Stock with a fair market value equal to the aggregate exercise price of the option. If the optionee transfers to the Company shares of Company Common Stock issued upon exercise of an ISO before both the one and two-year holding periods have expired, the transfer will be treated as a disqualifying disposition of such shares with the tax consequences described above. If the shares so transferred were not issued upon exercise of an ISO or, if they are such shares and both the one and two-year periods have expired, such transfer to the Company will not be a taxable event.

         NSOS. Any other option granted under the 1998 Plan will qualify for taxation as a NSO.

         GRANT -- Upon the grant of a NSO, an optionee will not recognize any income and the Company will not be entitled to a deduction with respect to such grant.

         EXERCISE -- Except as described below, upon the exercise of a NSO the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to a deduction corresponding to the amount recognized as ordinary income by the optionee. If, however, the shares acquired are subject to a "substantial risk of forfeiture" under Section 83 of the Code, the optionee will not recognize ordinary income until the lapse of such risk (unless the optionee makes an election under Section 83(b) of the Code to recognize ordinary income at the time of exercise).

         Under the short-swing profit rules of the Exchange Act, the purchase of shares upon exercise of a NSO by an "insider" (e.g. an officer or director of the Company) will not be deemed a purchase triggering a six-month period of short-swing liability. The short-swing rules will not subject the acquired shares to a substantial risk of forfeiture under Section 83 of the Code unless the shares are disposed of during the six-month period following the date of the grant of the NSO. If an insider exercises a NSO after such period, the insider will recognize ordinary income as of the exercise date. If an insider exercises a NSO during such period, taxation will ordinarily be deferred until the date six months after the grant date, unless the insider makes an election under
Section 83(b) of the Code to recognize ordinary income at the time of exercise.

         The aggregate basis for shares acquired upon exercise of a NSO will be equal to the fair market value of such shares on the date that governs the determination of the optionee's ordinary income. The holding period for such shares will commence on such date and, accordingly, will not include the period during which the NSO was held.

         SALE -- In the event of a sale of shares received upon exercise of a NSO, any gain or loss after the date on which taxable compensation is recognized by the optionee in respect of the option exercise will generally be a capital gain or loss, assuming the shares are held as capital assets. The capital gain or loss will be a long-term capital gain (currently taxable at a maximum rate of 20%) or loss if the shares were held for more than one year after the date on which taxable compensation was recognized by the optionee in respect of the option exercise.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1998 PLAN AMENDMENT

                                PROPOSAL NO. 4

               APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
         1990 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

         The Company's Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan (also referred to herein and previously defined as the "1990 Plan") currently authorizes the issuance of options to purchase up to 450,000 shares Common Stock. In March 1999, the Board amended the 1990 Plan (also referred to herein and previously defined as the "1990 Plan Amendment"), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance upon exercise of options granted under the 1990 Plan to 600,000. The 1990 Plan Amendment was designed to enhance the flexibility of the Board in granting stock options to the Company's directors, employees, independent contractors and consultants and to ensure that the Company can continue to grant stock options to such persons at levels determined to be appropriate by the Committee.

         The affirmative vote of a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the 1990 Plan Amendment will be required to approve the 1990 Plan Amendment.

         As of April 29, 1999, the closing price of the Company's Common Stock on the Nasdaq SmallCap Market was $6 7/16.

         Set forth below is a summary of the 1990 Plan, as amended by the 1990 Plan Amendment, which summary is qualified in its entirety by the actual terms of the 1990 Plan. The 1990 Plan is set forth in full as Appendix C to this Proxy Statement and is incorporated herein by reference.

DESCRIPTION OF THE 1990 PLAN

         Under the 1990 Plan, after giving effect to the 1990 Plan Amendment, up to an aggregate of 600,000 shares of Company Common Stock may be issued (subject to adjustments in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications or like changes in the capital structure of the Company). Options may be granted under the 1990 Plan to members of the Company's Board of Directors who are not employees of the Company and who have not been employees of the Company for a period of at least one year prior to the date of grant of an option thereunder ("Non-Employee Directors"). Options also may be granted under the 1990 Plan to selected employees, independent contractors and consultants of the Company. The purpose of the options and other awards issuable under the 1990 Plan is to assist the Company in attracting and retaining experienced and knowledgeable Non-Employee Directors, selected employees, independent contractors, and consultants and to foster a community of interests with the Company's stockholders.

Annual Retainer Options

         Annual Retainers

         All compensation to be paid to Non-Employee Directors for serving as such, except for fees for attending any meeting of the Company Board of Directors or committee thereof and reimbursements related thereto, will be paid pursuant to the 1990 Plan. Each Non-Employee Director elected at an annual meeting of stockholders of the Company will automatically be granted options on the thirteenth trading day after the date of such annual meeting (the "Retainer Grant Date") to purchase a number of shares of Company Common Stock equal to the lesser of (a) 2,500 shares and (b) the annual retainer for service as an Non-Employee Director of the Company multiplied by 80% of the average of the fair market value of a share of Company Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders. If the number of shares of Company Common Stock calculated pursuant to clause (b) of the immediately preceding sentence exceeds 2,500 shares, each Non-Employee Director will automatically receive on the Retainer Grant Date, in addition to options to purchase 2,500 shares of Company Common Stock, a cash payment equal to the remaining portion of the annual retainer not provided for by the grant of such options.

         Pro-Rata Retainers for Non-Employee Directors not Elected at Annual Meeting

         Each person who is newly elected or appointed Non-Employee Director, but not by election at an annual meeting of the Company's stockholders, shall automatically on the thirteenth trading day after the date of such election or appointment be granted options to purchase a fixed number of shares of Company Common Stock equal to the lesser of (a) 2,500 shares and (b) an amount determined by taking the pro-rated portion of the annual retainer based on the number of months remaining for the newly elected Non-Employee Director to serve until the next annual meeting of stockholders divided by 80% of the fair market value of a share of the Company Common Stock on the ten trading days following the third trading day after the date of such election or appointment. If the number of shares of Company Common Stock calculated pursuant to this paragraph exceeds 2,500 shares, each such Non-Employee Director will also receive, in addition to such number of shares of Company Common Stock, a cash payment equal to the remaining portion of the annual retainer not provided for by the grant of such options.

         Exercise and Vesting

         The options granted pursuant to the foregoing terms shall be exercisable at a per share price of 20% of the average fair market value per share of Company Common Stock used to calculate such grant. Subject to the provisions regarding expiration and termination of options, the foregoing options will become exercisable as to 75% of the shares of Company Common Stock issuable upon exercise of such options six months after the date of grant and as to 100% of such shares on the later of six months after the date of grant and December 31 of the year in which the grant is made.

         Options for New Non-Employee Directors Elected at Annual Meeting

         Each person who is elected or appointed a Non-Employee Director for the first time at an annual meeting will automatically upon such election or appointment (the "Automatic Grant Date") be granted an option to purchase 7,500 shares of Company Common Stock ("New Director Options"). The exercise price of any New Director Options granted under the 1990 Plan will be 100% of the fair market value of shares of Company Common Stock subject thereto on the Automatic Grant Date. Subject to the provisions regarding expiration and termination of options, any New Director Options will become exercisable as to 20% of the shares of Company Common Stock subject thereto on the Automatic Grant Date and shall become exercisable as to an additional 20% of the shares of Company Common Stock issuable upon exercise thereof on each of the first, second, third and fourth anniversaries of such Automatic Grant Date.

General Provisions

         Plan Administration

         The 1990 Plan will be administered by a committee established by the Board of Directors (or the entire Board of Directors which may constitute such committee). The 1990 Plan is currently administered by the Board of Directors. For purposes of this discussion of the 1990 Plan, such administrator shall be referred to as the "Committee." Subject to the express provisions of the 1990 Plan, the Committee may make such rules and establish such procedures as it deems appropriate. In the event of any disagreement as to the interpretation of the 1990 Plan or any rule or procedure thereunder, the decision of the Committee shall be final and binding upon all persons in interest.

         Payment Upon Option Exercise

         Under the 1990 Plan, all options must be exercised, if at all, within ten years from their respective dates of grant. The exercise price of options granted under the 1990 Plan may be paid in cash, services rendered, personal property (including shares of Company Common Stock having a fair market value on the date of exercise equal to the option price), real property, leases of real property or any combination thereof. This provision permits an optionee not only to use then-held shares of Company Common Stock in a single exercise of stock options, but also to use the shares of Company Common Stock received upon the exercise of stock options to exercise additional stock options in a process known as "pyramiding". Such pyramiding permits an optionee to effect a cashless exercise of all of the optionee's options then exercisable (no matter what the number) without surrendering any shares of Company Common Stock or making any additional cash investment. An optionee who exercises options by pyramiding will own, after the exercise, a number of additional shares equal in value to the spread between the fair market value of a share of Company Common Stock on the date of exercise and the option exercise price of the options exercised. Not less than ten shares may be purchased at any time upon the exercise of an option granted under the 1990 Plan unless the number of shares so purchased constitutes the total number of shares then issuable upon exercise of the option. During the lifetime of an optionee, an option may be exercised only by the optionee or such optionee's legal representative. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

         Adjustments

         The exercise price of, and the number of shares issuable upon exercise of, options granted under the 1990 Plan will be adjusted to reflect stock dividends, stock splits, reverse stock splits, combinations, other recapitalizations, reorganizations or reclassifications or changes affecting the number or kind of outstanding shares of Company Common Stock. The 1990 Plan also provides for certain adjustments to be made to the aggregate number of shares which may be issued upon exercise of options granted under the 1990 Plan in the event of any stock dividends, stock splits, reverse stock splits, combinations, other recapitalizations, reorganizations or reclassifications or changes affecting the number or kind of outstanding shares of Company Common Stock.

         In addition, in the event that a "Change in Control" occurs while any option remains outstanding under the 1990 Plan, all options granted under the 1990 Plan that are outstanding as of the time of such change of control will become immediately exercisable in full, without regard to the time period that has elapsed from the date of grant or to the vesting provisions. Generally, a Change in Control will be deemed to occur upon the earlier of (i) any person or entity becoming the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities, (ii) a change in the composition of the Board of Directors of the Company during any period of not more than two consecutive years such that individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority of such board, (iii) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other company whereby the combined voting power of the Company's securities no longer represents at least 50% of the combined voting power of the surviving or parent entity outstanding after such merger or consolidation or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale of all or substantially all of the assets of the Company.

         Termination of Eligibility

         If an individual to whom options have been granted under the 1990 Plan ceases to be a director, employee, consultant or independent contractor of the Company as the result of a termination without cause (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such termination may be exercised by that person until the later of: (i) a period of one year following the date of such termination, or (ii) a period of one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such person that were not exercisable on the date of such termination will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of termination, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting.

         If an individual to whom options have been granted under the 1990 Plan ceases to be a director, employee, consultant, or independent contractor of the Company as the result of a voluntary resignation (other than due to death or disability), (A) any options held by such person that were exercisable on the date of such resignation may be exercised by that person until the later of: (i) a period of one year following the date of such resignation, or (ii) a period of one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such person that were not exercisable on the date of such resignation will continue to vest in accordance with their original vesting schedule for a period of 12 months following the date of resignation, and any options that vest during such 12-month period may be exercised by that person for a period of one year following the date of such vesting, provided that the individual has been an employee, consultant or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector.

         If any recipient of an option under the 1990 Plan dies within the one year period following termination of employment or other relationship, such optionee's designated or legally determined beneficiary (the "Beneficiary") may exercise such optionee's options, to the extent exercisable or vested at the time of death, for a period not to exceed one year after such date, but in no event later than expiration of such option's term. If any recipient of an option ceases employment or other relationship with the Company and its subsidiaries due to death or disability, such optionee's options may be exercised at any time within 12 months following the optionee's death or termination of employment or other relationship due to death or disability, by the optionee, the optionee's legal representative or the person or persons to whom the optionee's rights under the 1990 Plan shall pass by will or by the laws of descent or distribution but in no event later than the expiration date of such option. Shares of Company Common Stock issuable upon exercise of options granted under the 1990 Plan that have expired or been surrendered or terminated will be returned to the 1990 Plan and become available for issuance upon exercise of future options granted under the 1990 Plan.

         Termination of Plan

         The 1990 Plan will terminate on April 23, 2008, except with respect to options outstanding on such date. The Company's Board of Directors may sooner terminate or amend the 1990 Plan at any time, subject to its terms; provided, however, that the Board may seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company Common Stock is listed or other applicable law or regulation.

Options Outstanding, Exercisable and Available for Future Grant Under the 1990 Plan

         As of April 29, 1999, options to purchase 446,171 shares were outstanding under the 1990 Plan, of which options to purchase 294,171 shares were exercisable. The exercise prices for the outstanding options ranged from $1.05 to $9.38 per share. At April 29, 1999, options to purchase 3,829 shares (plus any options that expire or are canceled in the future) were available for future grant, exclusive of the additional shares covered by the proposed amendment.

Federal Income Tax Consequences of the 1990 Plan

         The Federal income tax consequences of a NSO granted under the 1990 Plan are the same as the Federal income tax consequences described for NSOs granted under the 1998 Plan, set forth above under "Description of 1998 Plan." in Proposal 3. With respect to any cash payments received under the 1990 Plan, the recipient will recognize ordinary income and the Company will be entitled to a deduction for such cash payment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1990 PLAN AMENDMENT.

                           GENERAL AND OTHER MATTERS

         The Board knows of no matter, other than as referred to in this proxy statement, which will be presented at the Meeting. However, if other matters properly come before the Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment in such matters.

                             INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP, independent auditors, audited the financial statements of the Company for the year ended December 31, 1998. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of the Company's equity securities ("10% Holders") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the
Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during fiscal 1998 its directors, officers and 10% Holders complied with all substantive filing requirements under Section 16(a) of the Exchange Act, except that Mr. Hillson filed one late Form 5 related to the exercise of certain stock options.

                             AVAILABLE INFORMATION

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A, AS AMENDED, FOR FISCAL 1998 (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS), AS FILED WITH THE SEC. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.


                  STOCKHOLDER PROPOSALS - 2000 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2000 must be received by January 15, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that Meeting. If any shareholder wishes to present a proposal to the 2000 annual meeting of stockholders that is not included in the Company's proxy statement for that meeting and fails to submit such proposal to the Secretary of the Company on or before March 30, 2000, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in its proxy statement. Stockholder proposals should be directed to the Corporate Secretary, at the address of the Company set forth on the first page of this proxy statement.

                                   By Order of the Board of Directors,


                                   Joseph P. Hernon
                                   Secretary
May 15, 1999

                                                                      APPENDIX A

                                    FORM OF
                           CERTIFICATE OF AMENDMENT
                                      OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           BOSTON LIFE SCIENCES, INC

                        Pursuant to Section 242 of the
                       Delaware General Corporation Law


          BOSTON LIFE SCIENCES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          1. The Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 29, 1996 and amendments thereto were subsequently duly filed and recorded (the Amended and Restated Certificate of Incorporation together with such amendments shall be hereinafter referred to as the "Certificate").

          2. That the Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendment (the "Amendment") to the Certificate:

          RESOLVED, that the Board of Directors hereby approves and recommends to the Company's stockholders that the first sentence of Article FOURTH of the Certificate be, and it hereby is, subject to stockholder approval at the 1999 Annual Meeting of Stockholders of the Corporation, amended and restated in its entirety to read as follows:

          "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 31,000,000 to be divided into (a) 30,000,000 shares of Common Stock, par value $.01 per share, (b) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 13,404 shares are designated as Series A Convertible Preferred Stock, par value $.01 per share, with the powers, preferences and other rights as described on Exhibit A attached hereto and made a part hereof."

          FURTHER RESOLVED, that all other provisions of the Certificate, as heretofore amended, and all exhibits, attachments and certificates to the Certificate shall remain unchanged and in full force and effect, including but not limited to, all Certificates of Designation, Decrease and Elimination relating to the Corporation's Preferred Stock.

          3. That thereafter a majority of the holders of the stock of the Corporation entitled to vote thereon voted in favor of the Amendment at a meeting of the stockholders duly held on June 28, 1999.

          4. That the foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

          IN WITNESS WHEREOF, said Boston Life Sciences, Inc. has caused this Certificate to be executed by its duly authorized officers this ____ day of June, 1999.

                                    BOSTON LIFE SCIENCES, INC.


                                    By:
                                        ________________________________
                                    Name: S. David Hillson
                                    Title: Chief Executive Officer

                                                                      APPENDIX B

                          BOSTON LIFE SCIENCES, INC.
                        1998 OMNIBUS STOCK OPTION PLAN

     1.   Purpose; Types of Options; Construction.
          ---------------------------------------

     The purpose of the Boston Life Sciences, Inc. 1998 Omnibus Stock Option Plan is to afford an incentive to selected employees, consultants, independent contractors, directors and Scientific Advisors of Boston Life Sciences, Inc. (the "Company"), or any Subsidiary which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees, independent contractors, consultants, directors or Scientific Advisors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The Plan provides for grants of stock options (including "incentive stock options" and "nonqualified stock options").

     2.   Definitions.
          -----------

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (b)  "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3.

     (e) "Company" means Boston Life Sciences, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (g) "Fair Market Value" per share of Stock as of a particular date shall mean (i) the closing price per share of Stock on the national securities exchange or National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange or system, or (ii) if the shares of Stock are not then traded on any such exchange or system, the average of the closing bid and asked prices for the shares of Stock quoted on NASDAQ for the last preceding date on which a sale of Stock was reported, or (iii) if the shares of Stock are not then traded on an exchange or system or quoted on NASDAQ, such value as the Committee, in its sole discretion, shall determine.

     (h) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     (i) "NSO" means any Option that is designated as a nonqualified stock option or that does not meet the requirements to be an ISO.

     (j) "Option" means a right, granted to an Optionee under Section 6(b), to purchase shares of Stock. An Option may be either an ISO or an NSO, provided that ISO's may not be granted to independent contractors or Scientific Advisors.

     (k) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing the grant of an Option.

     (l) "Optionee" means a person who, as an employee, Scientific Advisor, director, consultant or independent contractor of the Company or a Subsidiary has been granted an Option under the Plan.

     (m) "Plan" means this Boston Life Sciences, Inc. 1998 Omnibus Stock Option Plan, as amended from time to time.

     (n) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

     (o) "Scientific Advisor" means any member of the Scientific Advisory Board who neither (i) is an employee of the Company, nor (ii) receives compensation from the Company pursuant to a research, sponsored research or similar agreement with the Company (other than a Scientific Advisory and Consulting Agreement entered into generally by the Company and members of the Scientific Advisory Board which may provide for compensation for each meeting of the Scientific Advisory Board which the Scientific Advisor attends and for the reimbursement of certain expenses), nor (iii) is the discoverer of, or a principal investigator or researcher with respect to, any technology subject to the Company's research and development programs as determined by the Committee in its sole discretion.

     (p) "Scientific Advisory Board" means the Board of Scientific Advisors of the Company.

     (q) "Stock" means shares of the common stock, par value $.01 per share, of the Company.

     (r) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (s) "Ten Percent Stockholder" shall mean a prospective optionee of the Company who, at the time an ISO is to be granted to such optionee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     3.   Administration.
          --------------

     The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which an Option may relate and the terms and conditions relating to any Option; and to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Option Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary or Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4.   Eligibility.
          -----------

     Options may be granted to selected employees, Scientific Advisors, directors, consultants and independent contractors of the Company and its present or future Subsidiaries, in the discretion of the Committee.

     5.   Stock Subject to the Plan.
          --------------------------

     The maximum number of shares of Stock that may be issued under the Plan shall be 1,000,000.
        ----------

     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issuable in respect of outstanding Options, and (iii) the exercise price relating to any Option; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

     6.   Specific Terms of Options.
          -------------------------

     (a) General. The Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

     (b) Options. The Committee is authorized to grant Options to Optionees on the following terms and conditions:

          (i) Type of Option. The Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NSO.

          (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, except as set forth in Section 6(c)(ii), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option, and, in the case of an NSO, such exercise price shall be not less than 50% of the Fair Market Value of a share on the date of grant of such Option, but in no event shall the exercise price for the purchase of shares be less than par value. The exercise price for Stock subject to an Option may be paid in cash or, at the discretion of the Committee, by an exchange of Stock previously owned by the Optionee, or a combination of both, in an amount having a combined value equal to such exercise price. An Optionee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. (S)220 or any successor thereof.

          (iii) Term and Exercisability of Options. Except as set forth in
     Section 6(c)(ii) hereof, the term of each Option shall be up to ten (10) years from the date of grant of such Option. The date on which the Committee adopts a resolution expressly granting an Option, or such other date as is set forth in such resolution, shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period, at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided that, no Option may be exercised for fewer than 10 shares of Stock unless the number of shares with respect to which the Option is exercised constitutes the total number of shares as to which the Option is then exercisable.

          (iv)  Termination of Employment or Other Relationship.

            (a) If an Optionee ceases to be an employee,
                independent contractor, consultant,
                Scientific Advisor or director of the
                Company as the result of a termination
                without cause (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the Option was granted and (A) any Options held by such Optionee that were exercisable on the date of such termination may be exercised by the Optionee until the later of: i) one year following the date of such termination, or, ii) one year from the date any Option vests in the twelve month period following such termination and (B) any Options held by such Optionee that vested during the 12 months following the date of termination may be exercised by the Optionee for a period of one year following the date of such vesting.

            (b) If an Optionee ceases to be an employee,
                consultant, independent contractor,
                Scientific Advisor or director of the
                Company as the result of a voluntary
                resignation (other than due to death or
                disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the Option was granted and provided that the Optionee has been an employee, consultant, independent contractor, Scientific Advisor or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector), and (A) any Options held by such Optionee that were exercisable on the date of such resignation may be exercised by the Optionee until the later of: i) one year following the date of such resignation, or, ii) one year from the date any Option vests in the twelve month period following such resignation and (B) any Options held by such Optionee that vested during the 12 months following the date of resignation may be exercised by the Optionee for a period of one year following the date of such vesting.

     provided, that, if the Optionee dies within such one-year period following termination of employment or other relationship, the Option (to the extent exercisable at the time of death) shall be exercisable by the Optionee's Beneficiary for a period of one (1) year following the Optionee's death (but in no event after the expiration date of the Option), and shall thereafter terminate.

          (v) Death or Disability. If the Optionee's employment or other relationship with the Company is terminated because of death or disability, the Optionee (or, where applicable, the Beneficiary) will be entitled to exercise the Option with respect to the total number of shares of Stock subject to such Option and without regard to the extent to which such Option was exercisable at the time of the termination of employment or other relationship due to death or disability for a period of one (1) year following the Optionee's death or termination of employment or other relationship due to death or disability (but in no event after the expiration date of the Option), and the Option shall thereafter terminate.

          (vi) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion.

     (c) Incentive Stock Options. Options granted as ISOs shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

          (i) Value of Shares. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the shares of Stock with respect to which ISOs granted under this Plan and all other plans of the Company become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

          (ii) Ten Percent Stockholder. In the case of an ISO granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such ISO, and (y) the exercise period shall not exceed five (5) years from the date of grant of such ISO.

     7.  General Provisions.
         ------------------

     (a) Compliance with Local and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

     (b) Nontransferability. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of an Optionee only by such Optionee or his guardian or legal representative.

     (c) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of or to continue as an independent contractor or Scientific Advisor of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment, independent contractor or Scientific Advisor relationship.

     (d) Taxes. The Company or any Subsidiary is authorized to withhold from any distribution of Stock, or any other payment to a Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Optionee's tax obligations.

     (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, the Company will seek stockholder approval if the Board of Directors determines that it is necessary or desirable in order to comply with the Code, federal or state securities law or any other applicable rules or regulations in which case such amendment shall not be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

     (f) Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Options remain outstanding under the Plan, a "Change in Control" of the Company (as defined in this Section 7(f)) shall occur, all Options granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

         For purposes of this Section 7(f), a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of Company, or
     (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock (each an "excluded person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding voting securities;

          (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph (f)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least a majority of the Board;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 0% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     (g) No Rights to Options; No Stockholder Rights. No Optionee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically in the applicable Option Agreement, an Optionee or Beneficiary shall have no rights as a stockholder with respect to any shares covered by the Option until the date of exercise of the Option.

     (h) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     (j) Term of the Plan. The Plan shall terminate on April 23, 2008, except with respect to Options outstanding on such date and no Option may be granted thereafter.

                                                                      APPENDIX C

 BOSTON LIFE SCIENCES, INC. AMENDED AND RESTATED 1990 NON-EMPLOYEE DIRECTORS'
                        NON-QUALIFIED STOCK OPTION PLAN

     1.   Objectives
          ----------

     The objectives of the Boston Life Sciences, Inc. Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan (as amended from time to time, the "Plan") are to assist Boston Life Sciences, Inc. (the "Company") in attracting and retaining experienced and knowledgeable independent Directors, to further promote the identification of such Directors' interests with those of the Company's stockholders, and to attract and retain experienced and knowledgeable employees, independent contractors and consultants. The Boston Life Sciences, Inc. Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan is hereby amended and restated for a second time.

     2.   Maximum Number of Shares to be Optioned and Adjustments in Optioned
          -------------------------------------------------------------------
Shares
------

     The maximum number of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company which may be issued hereunder is 600,000 (the "Shares"). Notwithstanding any other provisions of the Plan to the contrary, the number of Shares subject to option, the number of Shares previously optioned and not theretofore delivered and the option price per Share shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like.

     3.   Administration and Interpretation
          ---------------------------------

     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Committee may make such rules and establish such procedures as it deems appropriate for the administration of the Plan. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Committee shall be final and binding upon all persons in interest.

     4.   Annual Grant of Options
          -----------------------

     Each member (a "Director") of the Board who is not an employee of the Company and who has not been an employee of the Company for a period of at least one year prior to the date of grant of an option under the Plan (a "Non-Employee Director") shall automatically be granted an option on the thirteenth trading day after the date of the annual meeting of stockholders of the Company ("Retainer Grant Date") to purchase such number of Shares equal to the lesser of
(a) 2,500 Shares and (b) the quotient of the annual retainer for service as a Non-Employee Director of the Company and 80% of the average of the fair market value of a share of Common Stock on the ten trading days following the third trading day after the date of such annual meeting of stockholders of the Company (such average a "Ten Day Average-Value"). If the number of Shares calculated pursuant to clause (b) of the immediately preceding sentence exceeds 2,500, each Non-Employee Director entitled to receive Shares under this paragraph of Section 4 will automatically receive on the Retainer Grant Date a cash payment equal to the annual retainer minus the product of 2,500 and 80% of the Ten Day Average Value. The "fair market value" of Shares shall be determined to be the closing price per Share on the principal national securities exchange on which the Share is listed or admitted to trading, or, if not listed or traded on any such exchange, on the Nasdaq National Market, or if not listed or traded on any such exchange or system, the average of the bid and asked price per Share on Nasdaq or, if such quotations are not available, the fair market value of a Share as determined in good faith by the Committee, which determination shall be conclusive.

     Each person who is newly elected or appointed a Non-Employee Director after the Company's annual meeting of stockholders held in 1995, but not by election at a subsequent Company annual meeting of stockholders, shall automatically, on the thirteenth trading day after the date of such election or appointment (the "Mid-Year Grant Date"), be granted options to purchase such number of Shares equal to the lesser of (a) 2,500 Shares and (b) the quotient of (i) the product of (x) the annual retainer for service as a Director of the Company and (y) a fraction (the "Fraction"), the numerator of which is the number of whole months from the date of such election or appointment as a Non-Employee Director until the date of the next annual meeting of stockholders and the denominator of which is 12 (such product hereinafter known as the "Mid-Year Retainer Amount") and
(ii) 80% of the average of the fair market value of a Share on the ten trading days following the third trading day after the date of such election or appointment (such average a "Mid-Year Ten Day Average Value"). If the number of Shares calculated pursuant to clause (b) of the immediately preceding sentence exceeds 2,500, each Non-Employee Director entitled to receive Shares under this paragraph of Section 4 will automatically receive on the Mid-Year Grant Date a cash payment equal to the MidYear Retainer Amount minus the product of 2,500 and 80% of the MidYear Ten Day Average Value.

     5.   Grants to New Non-Employee Directors
          ------------------------------------

     Each Non-Employee Director who, after the Company's annual meeting of stockholders held in 1994, is elected or appointed to the Board for the first time, and who was not immediately prior to such date serving on the Board of Directors of Boston Life Sciences, Inc., will, at the time such director is elected or appointed and duly qualified, be granted automatically (the "Automatic Grant Date") an option to purchase 7,500 Shares.

     6.   Grants to Employees, Consultants, and Independent Contractors
          -------------------------------------------------------------

     The Board may, in its discretion grant stock options under the Director Plan to any employee, independent contractor or consultant of the Company (each, an "Employee") or to any Non-Employee Director, and such options will have the terms and conditions set by the Board at the time the option is granted.

     7.   Option Terms
          ------------

     Subject to the limitations prescribed in Sections 4 and 5 above, the options granted under the Plan shall be on the terms stated in subsections 7(a) through (g) below.

     (a)  The option exercise price per share for options granted pursuant to
Section 4 of this Plan shall be 20% of the Ten Day Average Value or Mid-Year Ten Day Average Value per Share, as appropriate. The option exercise price per share for options granted pursuant to Section 5 of this Plan shall be 100% of the fair market value of a share of Common Stock on the Automatic Grant Date.

     (b) Subject to the provisions herein regarding expiration or termination of options, an option granted pursuant to Section 4 of the Plan shall become exercisable as to 75% of the Shares subject thereto six months after the Retainer Grant Date or Mid-Year Grant Date of the option, as appropriate, and shall become exercisable as to 100% of the Shares subject thereto on the later of six months after the Retainer Grant Date or Mid-Year Grant Date, as appropriate, and December 31 of the year in which the option is granted. Subject to the provisions herein regarding expiration or termination of options, an option granted pursuant to Section 5 of the Plan shall be exercisable as to 20% of the Shares subject thereto on the Automatic Grant Date of the option, and shall become exercisable as to an additional 20% of the Shares subject thereto each of the first, second, third and fourth anniversaries of such Automatic Grant Date. No partial exercise of the option may be for less than 10 full Shares, unless the number of shares so purchased constitutes the total number of shares then purchasable under such option. In no event shall the Company be required to issue fractional Shares.

     (c) Notwithstanding any other provisions of the Plan to the contrary, no option shall be granted later than ten years after the date the Plan is adopted by the Board.

     (d) The option price shall be payable in cash, services rendered, personal property (including Shares having a fair market value equal to the option price), real property, leases of real property or any combination thereof.

     (e) The option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by such optionee or the optionees Representative (as hereinafter defined).

     (f) The option shall expire ten years after the date of grant, unless an earlier date is fixed by operation of Section 7 hereof.

     (g)  Change in Control

     Notwithstanding any other provision of the Plan to the contrary, if, while any options remain outstanding under the Plan, a "Change in Control" of the Company (as defined in this

Section 7(g)) shall occur, all options granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

     For purposes of this Section 7(g), a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of Company, or
     (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock (each an "excluded person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding voting securities;

          (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph (g)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least a majority of the Board;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation,
     (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 30% or more of the combined voting power of the Company's then outstanding securities or (C) the transaction contemplated by the Merger Agreement (as defined below); or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     8.   Exercise Rights upon Ceasing to be a Director, Employee, Independent
          --------------------------------------------------------------------
          Contractor  or Consultant
          -------------------------

     (a) In the event that a Director, employee, independent contractor or consultant ceases to serve as a Director, employee, independent contractor or consultant of the Company and its subsidiaries due to death or Disability (as hereinafter defined), such optionee's options may be exercised at any time within 12 months following such optionee's death or Disability (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above) by the optionee, the optionee's legal representative or the person or persons to whom the optionee's rights under the options shall pass by will or by the laws of descent or distribution (each a "Representative"), but only to the extent that the optionee's options were exercisable on the date of such optionee's death or Disability.

     (b) If an optionee ceases to be a Director, employee, independent contractor or consultant of the Company as the result of a termination without cause (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the option was granted, and (A) any options held by such optionee that were exercisable on the date of such termination may be exercised by the optionee until the later of: i) one year following the date of such termination, or ii) one year from the date any option vests in the twelve month period following such termination, and (B) any options held by such optionee that vested during the 12-month period following the date of termination may be exercised by the optionee for a period of one year following the date of such vesting (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above).

     (c) If an optionee ceases to be an employee, independent contractor, consultant or director of the Company as the result of a voluntary resignation (other than due to death or disability), his options will continue to vest for a period of one year pursuant to the vesting schedule established at the time the option was granted, provided that the optionee has been an employee, independent contractor, consultant or director of the Company for at least three years and has signed a non-compete agreement with the Company (such agreement to include biotechnology companies, academic and/or research organizations encompassing biotechnology, and venture capital companies in the biotechnology sector), and
(A) any options held by such optionee that were exercisable on the date of such resignation may be exercised by the optionee until the later of: i) one year following the date of such resignation, or ii) one year from the date any option vests in the twelve month period following such resignation, and (B) any options held by such optionee that vested during the 12-month period following the date of resignation may be exercised by the optionee for a period of one year following the date of such vesting (subject to the limitations prescribed in Sections 4 or 5, as appropriate, and subsection 7(f) above)

provided, that, if the optionee dies within such one-year period following termination of employment or other relationship, the option (to the extent exercisable at the time of death) shall be exercisable by the optionee's Beneficiary for a period of one (1) year following the optionee's death (but in no event after the expiration date of the option), and shall thereafter terminate.

     The provisions of this paragraph 8 shall not apply to options held by any person who was a Non-Employee Director of the Company prior to the Effective Date of the Merger (as those terms are defined in the Agreement of Merger by and between Greenwich Pharmaceuticals Incorporated and Boston Life Sciences, Inc., dated August 8, 1994 (the "Merger Agreement") and who resigns as such director of the Company immediately after such Effective Date. Any options issued to the persons identified in the immediately preceding sentence and that remain outstanding as of the Effective Date will remain outstanding for the remainder of their respective terms not to exceed ten years from the date of grant. The term "Disability" shall mean the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six months.

     9. Exercise and Additional Requirements
        ------------------------------------

     Any optionee or Representative exercising an option may exercise the option (to the extent exercisable as of such date) by delivery to the Company of (a) written notice of exercise of the option as to a specified number of Shares; and
(b) payment of the option exercise price for such Shares.

     Upon the exercise of an option granted hereunder the Board may require the optionee or Representative, as the case may be, exercising the option to deliver the following:

     (a) A written statement that the optionee or Representative, as the case may be, is purchasing the Shares for investment and not with a view toward their distribution or sale and will not sell or transfer any Shares received upon the exercise of the option except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws;

     (b) Evidence reasonably satisfactory to the Company that, at the time of exercise, the optionee or Representative, as the case may be, meets such other requirements as the Board of Directors may determine;

     (c) Evidence reasonably satisfactory to the Company that, at the time of exercise, the exercise of the option by the optionee or Representative, as the case may be, and the delivery of Shares by the Company comply with all applicable federal and state securities laws; and

     (d) Evidence reasonably satisfactory to the Company that, at the time of exercise of the option by the optionee, such optionee has complied with the requirements of all applicable federal, state and local income tax withholding laws.

     10.  Common Stock Subject to Option
          ------------------------------

     The Shares issuable upon exercise of options granted hereunder may be unissued shares of treasury shares, including shares bought on the open market. The Company at all times during the term of the Plan shall reserve for issuance the number of Shares issuable upon exercise of options granted hereunder.

     11.  Compliance with Governmental and Other Regulations.
          --------------------------------------------------

     The Company will not be obligated to issue and sell the Shares issued pursuant to options granted hereunder if, in the opinion of its counsel, such issuance and sale would violate any applicable federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Shares issuable upon exercise of any option granted hereunder. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel to the Company deems necessary for the lawful issuance and sale of Shares upon exercise of an option granted hereunder shall relieve the Company from any liability for failure to issue and sell such Shares until the time when such authority is obtained or is obtainable.

     12.  Nonassignment of Options
          ------------------------

     Except as otherwise provided in subsection 6(e) hereof, any option granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, such option and the rights and privileges conferred hereby shall immediately terminate.

     13.  Rights of Optionee in Stock
          ---------------------------

     Neither any optionee nor the Representative, heirs, legatees or distributees of any optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares issuable upon exercise of an option granted hereunder unless and until such Shares are issued to such optionee or Representative, as the case may be, and a certificate has been issued therefor.

     14.  Delivery of Shares Issued Pursuant to Option
          --------------------------------------------

     Subject to the other terms and conditions of the Plan, upon the exercise of an option granted hereunder, the Company shall sell and deliver to the optionee or Representative, as the case may be, the Shares with respect to which the option has been exercised.

     15.  Withholding of Applicable Taxes
          -------------------------------

     The Company shall have the right to reduce the number of Shares otherwise required to be issued upon exercise of an option granted hereunder by an amount equal to all federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling divided by the fair market value per Share on the date of such exercise (or such other date as may be required under applicable law). In connection with such withholding, the Company may make any such arrangements as are consistent with the Plan as it may deem appropriate.

     16.  Plan and Options Not to Affect Directorship
          -------------------------------------------

     Neither the Plan nor any option granted hereunder shall confer upon any individual any right to continue as a Director of the Company.

     17.  Amendment of Plan
          -----------------

     The Board may make any amendments to the Plan which it deems necessary or advisable, provided that the Board may seek stockholder approval of an amendment if it is determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company's capital stock is listed or other applicable law or regulation.

     18.  Notices
          -------

     Any notice required or permitted hereunder shall be in writing and shall be sufficiently given only (i) if personally delivered, (ii) if sent by telex or facsimile, provided that "answer back" confirmation is received by sender or
(iii) upon receipt, if sent by registered or certified mail, postage prepaid, addressed to the Company, c/o Boston Life Sciences, Inc., 31 Newbury Street, Suite 300, Boston, Massachusetts 02116 and to the optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

     19.  Successors
          ----------

     The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     20.  Severability
          ------------

     If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     21.  Governing Law
          -------------

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     22.  Termination of the Plan
          -----------------------

     The Board may terminate the Plan at any time; otherwise the Plan shall terminate on April 23, 2008. Termination of the Plan shall not deprive optionees of their rights under previously granted options.

                                     PROXY


                          BOSTON LIFE SCIENCES, INC.

                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints S. David Hillson, Esq. and Joseph P. Hernon, and each of them, with power of substitution in each, proxies to appear and vote all common stock and/or preferred stock of the undersigned in Boston Life Sciences, Inc. (the "Company") at the Annual Meeting of Stockholders to be held on June 28, 1999, and at all postponements and adjournments thereof, upon the matters described below, hereby revoking any proxy heretofore executed by the undersigned to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

     The proxies are directed to vote as follows:

PROPOSAL NUMBER 1 - Election Of Directors.


                                                                  Withhold
Name                                    Vote For             Authority to Vote
----                                    --------             -----------------

Colin B. Bier, Ph.D.                       [_]                      [_]

Edson D. de Castro                         [_]                      [_]

S. David Hillson, Esq.                     [_]                      [_]

Marc E. Lanser, M.D.                       [_]                      [_]

Adrian M. Gerber                           [_]                      [_]

Ira W. Lieberman, Ph.D.                    [_]                      [_]

E. Christopher Palmer, CPA                 [_]                      [_]

PROPOSAL NUMBER 2

Approval of an amendment to increase to 30,000,000 the number of shares of Common Stock authorized for issuance under the Company's Amended and Restated Certificate of Incorporation filed with the Secretary of the State of Delaware on March 29, 1996, as heretofore amended, an increase of 5,000,000 shares.

     [_]  For     [_]  Against    [_] Abstain


PROPOSAL NUMBER 3

To increase the amount of shares of Common Stock authorized for issuance under the 1998 Omnibus Stock Option Plan from 500,000 to 1,000,000, an increase of 500,000 shares.

     [_]  For     [_]  Against    [_] Abstain


PROPOSAL NUMBER 4

To increase the amount of shares of Common Stock authorized for issuance under the Amended and Restated 1990 Non-Employee Directors' Non-Qualified Stock Option Plan from 450,000 to 600,000, an increase of 150,000 shares.

     [_]  For     [_]  Against    [_] Abstain

     This Proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, and 4.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF BOSTON LIFE SCIENCES, INC.

Dated: _______________, 1999


                   -----------------------------------------
                   Signature of Stockholder


                   -----------------------------------------
                   Signature of Stockholder


                   Please sign your name exactly as it appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.